Business combinations and asset acquisitions	12 Months Ended
Dec. 31, 2020
Business combinations and asset acquisitions [Abstract]
Business combinations and asset acquisitions
6. Business combinations and asset acquisitions

Acquisition of Aegerion Pharmaceuticals

On May 20, 2019, Amryt entered into a Restructuring Support Agreement (as subsequently amended on June 12, 2019) and Plan Funding Agreement pursuant to which, among other matters, Amryt agreed to the acquisition of Aegerion Pharmaceuticals, Inc. (“Aegerion”), a former wholly-owned subsidiary of Novelion Therapeutics Inc. (“Novelion”). On May 20, 2019, Aegerion and its U.S. subsidiary, Aegerion Pharmaceuticals Holdings, Inc., filed voluntary petitions under Chapter 11 of Title 11 of the U.S. Code in the Bankruptcy Court. On September 24, 2019, Amryt completed the acquisition of Aegerion. Amryt acquired Aegerion upon its emergence from bankruptcy in an exchange for ordinary shares and zero cost warrants in Amryt. Amryt issued 85,092,423 effective shares at US$1.793 per share, which is made up of 77,027,423 ordinary shares and 8,065,000 zero cost warrants, to acquire Aegerion for a value of US$152,615,000.

The Company believes that the acquisition of Aegerion will enable the Group to advance the Group’s ambition to create a global leader in rare and orphan diseases with a diversified offering of multiple development-stage and commercial assets and provides it with scale to support further growth.

As part of the acquisition of Aegerion, it was agreed, for certain Aegerion creditors who wished to restrict their percentage share interest in Amryt’s issued share capital, to issue to the relevant Aegerion creditor, as an alternative to Amryt’s ordinary shares, an equivalent number of new zero cost warrants to subscribe for Amryt’s ordinary shares to be constituted on the terms of the zero cost warrant. Refer to Note 23, Related party transactions, for further discussion.

Relevant Aegerion creditors are entitled at any time to exercise the zero cost warrants, at which point in time, the Company would issue to that Aegerion creditor the relevant number of fully paid ordinary shares in return for the exercise of the zero cost warrants. Each zero cost warrant entitles the holder thereof to subscribe for one ordinary share. The zero cost warrants constitute the Company’s direct and unsecured obligations and rank pari passu and without any preference among themselves (save for any obligations to be preferred by law) at least equally with the Company’s other present and future unsecured and unsubordinated obligations. The zero cost warrants are not transferable except with the Company’s prior written consent.

On November 14, 2019, the Company repurchased a combined 4,864,656 ordinary shares from Highbridge Tactical Master Fund L.P., Highbridge SCF Special Situations SPV, L.P. and Nineteen77 Global Multi Strategy Alpha Master Limited. In exchange for the ordinary shares, these institutions were issued an equivalent number of zero cost warrants.

During the year, the Group incurred acquisition and restructuring related costs of US$1,017,000 (2019: US$13,038,000; 2018: US$nil) relating to external legal fees, advisory fees, due diligence costs and severance costs. These costs have been included in operating costs in the Consolidated Statement of Comprehensive loss.

IFRS 3 Business combinations requires the assignment of fair values to identifiable assets and liabilities acquired to be completed within 12 months of the acquisition date. The initial assignment of fair values was performed on a provisional basis and included in the consolidated financial statement for the year ended December 31, 2019 and subsequent consolidated interim financial statements due to the relative size of the acquisition and the timing of the transaction. The Group finalized the fair values of the assets and liabilities of Aegerion in 2020. The adjustments made in finalizing fair values primarily relate to the measurement of intangible assets separately from goodwill, valuation of inventory and associated deferred tax liabilities. The acquired goodwill is attributable principally to the profit generating potential of the businesses, the assembled workforce and benefits arising from embedded infrastructure that are expected to be achieved from integrating the acquired businesses into the Group’s existing business. No amount of goodwill is expected to be deductible for tax purposes.

	As at September 24, 2019
	As previously reported in December 31, 2019 financial statements	Adjustments*	Fair value, as restated
	US$’000	US$’000	US$’000
Assets
Non-current assets
Property, plant and equipment	276	—	276
Right of use assets	924	—	924
Intangible Assets	308,374	(9,000)	299,374
Other assets	2,334	(433)	1,901
Total non-current assets	311,908	(9,433)	302,475

Current assets
Cash and cash equivalents	24,985	—	24,985
Trade and other receivables	23,259	—	23,259
Inventory	45,959	11,482	57,441
Prepaid expenses and other assets	2,469	(881)	1,588
Total current assets	96,672	10,601	107,273
Total assets	408,580	1,168	409,748

Current liabilities
Accounts payable	5,137	(1,186)	3,951
Accrued liabilities	64,088	2,922	67,010
Lease liabilities – current	384	—	384
Provision for legal settlements – current	14,916	257	15,173
Total current liabilities	84,525	1,993	86,518

Non-current liabilities
Lease liabilities - long term	538	—	538
Long term debt	54,469	—	54,469
Convertible notes debt and equity components - long term	125,000	—	125,000
Provision for legal settlements - long term	7,821	—	7,821
Deferred tax liability	14,425	(12,507)	1,918
Total non-current liabilities	202,253	(12,507)	189,746
Total liabilities	286,778	(10,514)	276,264

Total identifiable net assets at fair value	121,802	11,682	133,484
Goodwill arising on acquisition	30,813	(11,682)	19,131
Consideration	152,615	—	152,615

Consideration
Issue of fully paid up ordinary shares and zero cost warrants	152,615	—	152,615
Total consideration	152,615	—	152,615
*Adjustments relate to finalization of fair values following completion of the fair value assignment to identifiable assets and liabilities acquired. See Note 27, Restatement of prior year comparatives, for more details on the adjustments.

Contingent Value Rights

Related to the transaction, Amryt issued Contingent Value Rights (“CVRs”) pursuant to which up to US$85,000,000 may become payable to Amryt’s shareholders and optionholders, who were on the register prior to the completion of the acquisition on September 20, 2019, if certain approval and revenue milestones are met in relation Oleogel-S10, Amryt’s lead product candidate. If any such milestone is achieved, Amryt may elect to pay the holders of CVRs by the issue of Amryt shares or loan notes. If Amryt elects to issue Loan Notes to holders of CVRs, it will settle such loan notes in cash 120 days after their issue. If none of the milestones are achieved, scheme shareholders and optionholders will not receive any additional consideration under the terms of the CVRs. In these circumstances, the value of each CVR would be zero.

The terms of the CVRs are as follows:
•	The total CVR payable is up to US$85,000,000
•	This is divided into three milestones which are related to the success of Oleogel-S10 (the Group’s lead development asset)
•	FDA approval
o	US$35,000,000 upon FDA approval
o	100% of the amount due if approval is obtained before December 31, 2021, with a sliding scale on a linear basis to zero if before July 1, 2022
•	EMA approval
o	US$15,000,000 upon EMA approval
o	100% of the amount due if approval is obtained before December 31, 2021, with a sliding scale on a linear basis to zero if before July 1, 2022
•	Revenue targets
o	US$35,000,000 upon Oleogel-S10 revenues exceeding US$75,000,000 in any 12-month period prior to June 30, 2024
•	Payment can at the Board’s discretion be in the form of either:
o	120-day loan notes (effectively cash), or
o	Shares valued using the 30 day / 45-day VWAP.

The CVRs were contingent on the successful completion of the acquisition and, accordingly, have been based on fair value as at September 24, 2019. The CVRs have been classified as a financial liability in the Consolidated Statement of Financial Position. Given that CVRs were issued to legacy Amryt shareholders in their capacity as owners of the identified acquirer as opposed to the seller in the transaction, management concluded that the most appropriate classification would be to recognize the CVR as a distribution on consolidation instead of goodwill. In the Company-only accounts, the CVRs have been classified as a financial liability and debited to cost of investment in subsidiary.

Measurement of CVRs

As at December 31, 2020, the carrying value of the CVRs was US$61,417,000 (2019: US$49,413,000). The value of the potential payout was calculated using the probability-weighted expected returns method. Using this method, the potential payment amounts were multiplied by the probability of achievement and discounted to present value. The probability adjusted present values took into account published orphan drug research data and statistics which were adjusted by management to reflect the specific circumstances applicable to the type of product acquired in the Amryt GmbH transaction. The market-based probability chance of success is based on market benchmarks for orphan drugs, was increased to 89% in 2020 (2019: 72%) following the positive results from our Phase 3 EASE trial of Oleogel-S10 earlier in the year. Discount rates of 10% and 16.5%, as applicable, were used in the calculation of the present value of the estimated contractual cash flows for the year ended December 31, 2020 (2019: 10% and 16.5%). Management was required to make certain estimates and assumptions in relation to revenue forecasts, timing of revenues and probability of achievement of commercialization of Oleogel-S10. However, management notes that, due to issues outside their control (i.e. regulatory requirements and the commercial success of the product), the timing of when such revenue targets may occur may change. Such changes may have a material impact on the assessment of the expected cash flows of the CVRs.

Amryt reviews the expected cash flows on a regular basis as the discount on initial recognition is being unwound as financing expenses in the Consolidated Statement of Comprehensive Loss over the life of the obligation. It is reviewed on a quarterly basis and the appropriate finance charge is booked in the Consolidated Statement of Comprehensive Loss on a quarterly basis. The Group received positive top-line data from the Phase 3 EASE trial of Oleogel-S10 in September 2020. The Group expects this to be followed by applications for approval from the FDA and the EMA.

The total non-cash finance charge recognized in the Consolidated Statement of Comprehensive Loss for the year ended December 31, 2020 is US$12,004,000 (2019: US$1,511,000; 2018: US$nil).

Acquisition of Amryt GmbH (previously “Birken”)

Amryt DAC signed a conditional share purchase agreement to acquire Amryt GmbH on October 16, 2015 (“Amryt GmbH SPA”). The Amryt GmbH SPA was completed on April 18, 2016 with Amryt DAC acquiring the entire issued share capital of Amryt GmbH. The consideration included contingent consideration comprising milestone payments and sales royalties as follows:

•	Milestone payments of:
o	€10,000,000 on receipt of first marketing approval by the EMA of Episalvan, paid on the completion date (April 18, 2016);
o
Either (i) €5,000,000 once net ex-factory sales of Episalvan have been at least €100,000 or (ii) if no commercial sales are made within 24 months of EMA first marketing approval (being January 14, 2016), €2,000,000 24 months after receipt of such approval, which was paid in January 2018, and €3,000,000 following the first commercial sale of Episalvan;

o	€10,000,000 on receipt of marketing approval by the EMA or FDA of a pharmaceutical product containing Betulin as its API for the treatment of EB;
o	€10,000,000 once net ex-factory sales/net revenue of Oleogel-S10 first exceed €50,000,000 in any calendar year;
o	€15,000,000 once net ex-factory sales/ net revenue of Oleogel-S10 first exceed €100,000,000 in any calendar year;
•	Cash consideration of €150,000, due and paid on the completion date (April 18, 2016); and
•	Royalties of 9% on sales of Oleogel-S10 products for 10 years from first commercial sale.

Fair Value Measurement of Contingent Consideration

As at December 31, 2020, the fair value of the contingent consideration was estimated to be US$86,906,000 (2019: US$53,048,000). The fair value of the royalty payments was determined using probability weighted revenue forecasts and the fair value of the milestone payments was determined using probability adjusted present values (see Note 24, Fair value measurement and financial risk management, for fair value hierarchy applied and impact of key unobservable impact data). The probability adjusted present values took into account published orphan drug research data and statistics which were adjusted by management to reflect the specific circumstances applicable to the type of product acquired in the Amryt GmbH transaction. The market-based probability chance of success is based on market benchmarks for orphan drugs, was increased to 89% in 2020 (2019: 72%) following the positive results from our Phase 3 EASE trial of Oleogel-S10 earlier in the year. A discount rate of 14.4% (2019: 24.4%) was used in the calculation of the fair value of the contingent consideration for the year ended December 31, 2020. The decrease in the discount rate is mainly driven by the significant change in Group over the last 12 months where the Group has significantly de-risked with growth in commercial revenues, positive top-line data on the Phase 3 EASE trial of Oleogel-S10, increasing cash balances during the year, increasing share price and additional equity fund raises during the year.

The Group received positive top line results from the Phase 3 EASE trial of Oleogel-S10 in September 2020, and the Group expects this to be followed by applications for approval from the FDA and the EMA. These factors have resulted in a change to the probability weighted revenue forecasts and the probability of the adjusted present values which are used in the calculation of the contingent consideration balance and impact the amount being unwound to the Consolidated Statement of Comprehensive Loss. Changes may have a material impact on the assessment of the fair value of the contingent consideration.

Amryt reviews the contingent consideration on a regular basis as the probability adjusted fair values are being unwound as financing expenses in the Consolidated Statement of Comprehensive Loss over the life of the obligation. The finance charge is being unwound as a financing expense in the Consolidated Statement of Comprehensive Loss on a quarterly basis.

The total non-cash finance charge recognized in the Consolidated Statement of Comprehensive Loss for the year ended December 31, 2020 is US$27,827,000 (2019: US$6,740,000; 2018; US$10,566,000).